Exhibit 99.02

Use of Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), Cardinal Health, Inc.’s (the “Company’s”) earnings release contains non-GAAP financial measures. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the historical non-GAAP financial measures to the most directly comparable historical GAAP financial measures. Management encourages readers to rely upon the GAAP numbers, but includes the amounts that have been adjusted as a supplemental metric to assist readers. Definitions of the non-GAAP financial measures are included in the earnings release.

Non-GAAP operating earnings and non-GAAP operating earnings growth rate. The Company presents the non-GAAP financial measures “non-GAAP operating earnings” and “non-GAAP operating earnings growth rate.” These non-GAAP financial measures exclude special items and impairment charges and other. The Company’s “special items” primarily consist of costs relating to the integration of previously-acquired companies, which may include employee-related costs, asset impairments and other exit costs and integration costs, or costs of restructuring operations, which may include employee-related costs, asset impairments and facility exit costs. The Company also records as special items settlements of significant lawsuits that are infrequent or unusual in nature. The Company records as special items legal fees and document preservation and production costs incurred in connection with the Securities and Exchange Commission investigation and Audit Committee internal review and related matters. The Company also records, from time to time, other material charges that are one-time, unusual or infrequent in nature as special items. For further discussion of items classified as special items, see the notes to the financial statements contained in the Company’s Annual and Quarterly Reports on Form 10-K and Form 10-Q.

As discussed above, the Company classifies certain asset impairments related to restructurings in special items, which are included in operating earnings within the consolidated statements of earnings. Asset impairments and gains and losses from the sale of assets not eligible to be classified as special items or discontinued operations are classified within “impairment charges and other” within the consolidated statements of earnings. For further discussion of items classified as impairment charges and other, see the notes to the financial statements contained in the Company’s Annual and Quarterly Reports on Form 10-K and Form 10-Q.

Management uses these non-GAAP measures to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring, merger-related activity and litigation and other asset impairments and gains and losses from the sale of assets. While these special items and impairment charges and other may be recurring, management believes that these items and charges are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business.

The limitation associated with using these non-GAAP measures is that the measures exclude items that impact the Company’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using these non-GAAP measures in combination with operating earnings and operating earnings growth rate (the most comparable GAAP measures) because the non-GAAP measures do not reflect items that impact current period operating results and may be higher than the most comparable GAAP measures. Management believes that investors may find it useful to evaluate the components of special items and impairment charges and other separately and in the aggregate when reviewing the Company’s performance.

Non-GAAP earnings from continuing operations and non-GAAP earnings from continuing operations growth rate. The Company presents the non-GAAP financial measures “non-GAAP earnings from continuing operations,” and “non-GAAP earnings from continuing operations growth rate.” These non-GAAP financial measures exclude special items and impairment charges and other. See the discussion of special items and impairment charges and other above under the heading “non-GAAP operating earnings and non-GAAP operating earnings growth rate” for information regarding the components of the Company’s special items and impairment charges and other classifications. Management uses these non-GAAP measures to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring, merger-related activity and litigation and other asset impairments and gains and losses from the sale of assets. While these special items and impairment charges and other may be recurring, management believes that these items and charges are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business.

The limitation associated with using these non-GAAP measures is that these measures exclude items that impact the Company’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using these non-GAAP measures in combination with earnings from continuing operations and earnings from continuing operations growth rate (the most comparable GAAP measures) because the non-GAAP measures do not reflect items that impact current period operating results and may be higher than the most comparable GAAP measures. Management believes that investors may find it useful to evaluate the components of special items and impairment charges and other separately and in the aggregate when reviewing the Company’s performance.

Non-GAAP diluted earnings per share from continuing operations. The Company presents the non-GAAP financial measure “non-GAAP diluted earnings per share from continuing operations.” This non-GAAP financial measure excludes special items and impairment charges and other. See the discussion of special items and impairment charges and other above under the heading “non-GAAP operating earnings and non-GAAP operating earnings growth rate” for information regarding the components of the Company’s special items and impairment charges and other classifications. Management uses this non-GAAP measure to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring, merger-related activity and litigation and other asset impairments and gains and losses from the sale of assets. While these special items and impairment charges and other may be recurring, management believes that these items and charges are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with diluted earnings per share from continuing operations (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items and impairment charges and other separately and in the aggregate when reviewing the Company’s performance.

In addition, the Company forecasts non-GAAP diluted EPS from continuing operations for fiscal 2007, which excludes special items and impairment charges and other and the impact of the proceeds from the planned sale of the Company’s Pharmaceutical Technologies and Services (“PTS”) segment. As previously announced, the Company plans to use the net proceeds from the PTS sale to repurchase shares, which is expected to add materially to fiscal 2008 earnings per share. It is difficult to include the impact of special items and impairment charges and other in the Company’s forecasted non-GAAP diluted EPS from continuing operations because the Company cannot predict the amount and timing of such items and the associated charges or gains that will be taken. The Company is also unable to reliably forecast the impact of the proceeds from the planned PTS sale. In addition, these items are excluded because they may mask the underlying results and trends and make it difficult to give investors perspective on underlying business results.

Non-GAAP return on equity. The Company presents the non-GAAP financial measure “non-GAAP return on equity.” This non-GAAP financial measure excludes special items. See the discussion of special items above under the heading “non-GAAP operating earnings and non-GAAP operating earnings growth rate” for information regarding the components of the Company’s special items classification. This non-GAAP financial measure also excludes a $425 million tax asset associated with the planned PTS sale that was recorded in discontinued operations for the second quarter of fiscal 2007 (the “PTS tax asset”).

Management uses this non-GAAP measure to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use a financial measure that does not include charges and gains associated with restructuring, merger-related activity and litigation. While these special items may be recurring, management believes that these items are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business. The PTS tax asset is excluded for similar reasons.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded special items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with return on equity (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher or lower than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items separately and in the aggregate when reviewing the Company’s performance, as well as the PTS tax asset.

Non-GAAP return on invested capital. The Company presents the non-GAAP financial measure “non-GAAP return on invested capital.” This non-GAAP financial measure excludes special items. See the discussion of special items above under the heading “non-GAAP operating earnings and non-GAAP operating earnings growth rate” for information regarding the components of the Company’s special items classification. This non-GAAP financial measure also excludes interest expense and other and the PTS tax asset.

Management uses this non-GAAP measure to evaluate the Company’s performance. As the Company’s core business is providing healthcare products and services to the healthcare industry, management finds it useful to use a financial measure that does not include charges and gains associated with restructuring, merger-related activity and litigation. While these special items may be recurring, management believes that these items are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business. The PTS tax asset is excluded for similar reasons. With respect to excluding interest expense and other, in connection with classifying the PTS segment as discontinued operations during the second quarter of fiscal 2007, the Company changed its methodology for calculating return on invested capital to use net earnings in the numerator instead of operating earnings. Because interest expense and other was not included in the prior methodology for calculating return on invested capital by nature of utilizing operating earnings in the calculation, it is excluded in the current methodology for the sake of comparability with historical results.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded special items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with return on invested capital (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be higher or lower than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items separately and in the aggregate when reviewing the Company’s performance, as well as the PTS tax asset.

Non-GAAP effective tax rate from continuing operations. The Company presents the non-GAAP financial measure “non-GAAP effective tax rate from continuing operations.” This non-GAAP financial measure excludes special items. See the discussion of special items above under the heading “non-GAAP operating earnings and non-GAAP operating earnings growth rate” for information regarding the components of the Company’s special items classification. Management uses this non-GAAP measure to evaluate the Company’s performance because special items may be taxed differently than other items.

The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded special items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with effective tax rate from continuing operations (the most comparable GAAP measure) because the non-GAAP measure does not reflect items that impact current period operating results and may be lower than the most comparable GAAP measure. Management believes that investors may find this non-GAAP measure useful to evaluate the Company’s future performance because special items may have a different tax impact than other items.

Net debt to capital. The Company also presents the non-GAAP financial measure “net debt to capital,” which is net debt divided by capital (net debt plus total shareholders’ equity). “Net debt,” also a non-GAAP financial measure, is debt (the most comparable GAAP measure, calculated as long-term obligations plus short-term borrowings) minus cash and equivalents and short-term investments available for sale. Management believes that net debt to capital is an important measure to monitor leverage and evaluate the balance sheet. With respect to net debt, cash and equivalents and short-term investments available for sale are subtracted from the GAAP measure because they could be used to reduce the Company’s debt obligations.

The limitation associated with using net debt is that it subtracts cash and equivalents and short-term investments available for sale and therefore may imply that there is less Company debt than the most comparable GAAP measure indicates. This limitation is best addressed by using net debt in combination with debt because net debt may be significantly lower than the GAAP measure. Management believes that investors may find it useful to monitor leverage and evaluate the balance sheet.

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